SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 3, 2026
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12222 Merit Drive, Suite 1450, Dallas, TX 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 2, 2026, Zion Oil & Gas, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting") at 12222 Merit Drive, Suite 1740, Dallas, Texas 75251 and by virtual Zoom Webinar. As of April 6, 2026, the record date for the 2026 Annual Meeting, there were 1,182,750,591 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 683,559,582 shares of common stock was present at the 2026 Annual Meeting. The final voting results of the 2026 Annual Meeting are set forth below.

1.	Proposal to elect Class III Directors to serve until the 2029 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class III Directors to serve a term of three years to expire at the 2029 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Paul Oroian	355,826,976	9,961,164	12,034,181	305,737,260

Virginia Prodan	351,745,995	11,075,902	15,000,424	305,737,260

Pandji Putra	352,756,010	10,202,936	14,863,374	305,737,260

Robert Dunn	360,396,461	9,030,434	8,395,426	305,737,260

2.	Proposal to ratify the appointment of RBSM, LLP. as the Company's auditors for the year ending December 31, 2026.

The Company’s common stockholders ratified the appointment of RBSM, LLP., as the Company's auditors for the year ending December 31, 2026, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
655,214,993	8,615,744	19,728,844	0

3.	Proposal to approve, in a nonbinding advisory vote, compensation of the Company’s Named Executive Officers.

The Company’s common stockholders approved in a nonbinding advisory vote, compensation of the Company’s Named Executive Officers set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
343,174,923	16,190,588	18,456,810	305,737,260

4.	Proposal to approve, in a nonbinding advisory vote, the frequency of future nonbinding advisory votes on the compensation of the Company’s Named Executive Officers.

The Company’s common stockholders approved 3 years as the frequency of shareholder nonbinding advisory votes on the compensation of its named executive officers as stated in the number of votes cast for each of 1 year, 2 years, and 3 years, as well as the number of abstentions as set forth below:

Votes For 3 Years	Votes For 2 Years	Votes For 1 Year	Abstain
289,022,093	11,157,350	59,626,159	18,016,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 3, 2026

Zion Oil and Gas, Inc.

By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer